UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report June 22, 1998

                GRIFFIN REAL ESTATE FUND-V, A LIMITED PARTNERSHIP

                                    MINNESOTA

                         Commission file number 2-95118

                   IRS Employer Identification No. 41-1507989

             510 Marquette Avenue, Suite 300, Minneapolis, MN 55402

                  Registrant's telephone number: (612) 338-2828

Item 2.  Acquisition or disposition of assets.

                     DISPOSITION OF SAVANNAH OAKS APARTMENTS
                              OF MARIETTA, GEORGIA

On June 22, 1998, Griffin Real Estate Fund-V, A Limited Partnership sold the Savannah Oaks Apartments to Miles-Savannah Oaks, LLC.

Description of Property
Savannah Oaks Apartments is a 200 unit apartment complex located at 1029 Franklin Road SE, Marietta Georgia. The property was originally acquired by Griffin Real Estate Fund-V on September 30, 1986 for $6,000,000. A down payment of $3,078,122 was made with the balance of $2,921,878 financed by assuming the seller's mortgage. On February 10,1987, the property debt was refinanced with a new $4,400,000 first mortgage and the previous mortgage was extinguished.

Sale of Property
The Savannah Oaks Apartments sales price of $7,000,000 cash was arrived at through negotiations with the buyer who had no material relationship to Griffin Real Estate Fund-V, to any affiliates of Griffin Real Estate Fund-V, to its General Partner, or to any associates of its General Partner. With the proceeds of the sale, the mortgage principal balance of $4,213,906, accrued interest of $60,633, prepayment fee of $274,963 and sales costs were paid.


Item 7.  Financial Statements and Exhibits

The following documents are filed as part of this report:

         Proforma financial information.

                           GRIFFIN REAL ESTATE FUND-V,
                              A LIMITED PARTNERSHIP
                                 BALANCE SHEETS
                                DECEMBER 31, 1997

                                                                             *After Disposition
ASSETS:                                      Actual           Adjustment          Proforma
-------                                   -----------        -----------         -----------
Cash and cash equivalents                 $   575,355        $    (7,039)        $   568,316
Real estate tax escrow deposits                34,853            (14,903)             19,950
Receivables and other assets                   33,813             (9,687)             24,126
                                          -----------        -----------         -----------
   Total                                      644,021            (31,629)            612,392
                                          -----------        -----------         -----------

PROPERTY AND EQUIPMENT:
Land                                        2,724,000         (1,239,000)          1,485,000
Buildings and improvements                 15,460,116         (5,411,026)         10,049,090
Furniture and equipment                     1,313,087           (448,039)            865,048
                                          -----------        -----------         -----------
    Total                                  19,497,203         (7,098,065)         12,399,138
Less accumulated depreciation               7,528,717         (2,697,283)          4,831,434
                                          -----------        -----------         -----------
Property and equipment -  net              11,968,486         (4,400,782)          7,567,704
                                          -----------        -----------         -----------

Deferred expenses less accumulated
   amortization - $218,073                    122,008            (25,061)             96,947
                                          -----------        -----------         -----------
      TOTAL ASSETS                        $12,734,515        $(4,457,472)        $ 8,277,043
                                          ===========        ===========         ===========


LIABILITES AND PARTNERS' EQUITY:
--------------------------------

LIABILITES:
Accounts payable:
    Affiliate                             $     1,422        $        --         $     1,422
    Other                                     107,535            (16,726)             90,809
Security deposits                             110,468            (30,860)             79,608
Accrued interest                               60,165            (15,894)             44,271
Mortgage notes payable                     10,761,037         (4,242,440)          6,518,597
                                          -----------        -----------         -----------
     Total liabilities                     11,040,627         (4,305,920)          6,734,707
                                          -----------        -----------         -----------

PARTNERS' EQUITY:
General Partners                                2,560             (1,516)              1,044
Limited Partners                            1,691,328           (150,036)          1,541,292
                                          -----------        -----------         -----------
     Total Partners' Equity                 1,693,888           (151,552)          1,542,336
                                          -----------        -----------         -----------

TOTAL LIABILITIES AND
PARTNERS' EQUITY                          $12,734,515        $(4,457,472)        $ 8,277,043
                                          ===========        ===========         ===========

* The after disposition proforma represents the historical operations of the Partnership which does not include assets or liabilities relating to the disposed property.

                           GRIFFIN REAL ESTATE FUND-V,
                              A LIMITED PARTNERSHIP
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                             *After Disposition
REVENUES:                                    Actual           Adjustment          Proforma
---------                                 -----------        -----------         -----------
Rent (less apartment vacancies: 1997,
      $362,886)                           $ 3,767,882        $(1,308,489)        $ 2,459,393
Interest                                       25,144                 --              25,144
Gain on sale of property
      and equipment                           673,909                 --             673,909
Other                                          70,978            (14,847)             56,131
                                          -----------        -----------         -----------
     Total revenues                         4,537,913         (1,323,336)          3,214,577
                                          -----------        -----------         -----------

EXPENSES:
Interest                                    1,025,494           (394,470)            631,024
Depreciation and amortization                 775,133           (239,862)            535,271
Real Estate Taxes                             226,621            (58,219)            168,402
Repairs and maintenance                       606,816           (244,016)            362,800
Utilities                                     425,709           (176,426)            249,283
Salaries and employee benefits                535,187           (157,432)            377,755
Management fees to related parties            209,951            (65,399)            144,552
Administrative                                134,295            (20,770)            113,525
Insurance                                      97,269            (30,905)             66,364
Bad Debt                                       31,589            (16,110)             15,479
Other                                           1,045             (1,045)                 --
                                          -----------        -----------         -----------

     Total Expenses                         4,069,109         (1,404,654)          2,664,455
                                          -----------        -----------         -----------

NET INCOME (LOSS)                         $   468,804        $    81,318         $   550,122
                                          ===========        ===========         ===========

NET INCOME (LOSS) ALLOCATED
TO GENERAL PARTNER                        $   215,285        $       813         $   216,098
                                          ===========        ===========         ===========

NET INCOME (LOSS) ALLOCATED
TO LIMITED PARTNERS                       $   253,519        $    80,505         $   334,024
                                          ===========        ===========         ===========

PER UNIT:

NET INCOME (LOSS)                         $      6.63        $      2.10         $      8.73
                                          ===========        ===========         ===========


*The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.

                           GRIFFIN REAL ESTATE FUND-V,
                              A LIMITED PARTNERSHIP
                            CONDENSED BALANCE SHEETS
                                 MARCH 31, 1998

                                                                             *After Disposition
ASSETS:                                      Actual           Adjustment          Proforma
-------                                   -----------        -----------         -----------
Cash and cash equivalents                 $   730,421        $   (17,540)        $   712,881
Receivables and other assets                  171,730            (30,747)            140,983
                                          -----------        -----------         -----------
     Total                                    902,151            (48,287)            853,864
                                          -----------        -----------         -----------

PROPERTY AND EQUIPMENT:
   Land                                     2,724,000         (1,239,000)          1,485,000
   Buildings and Improvements              15,460,117         (5,411,027)         10,049,090
   Furniture and Equipment                  1,313,086           (448,038)            865,048
                                          -----------        -----------         -----------
Total                                      19,497,203         (7,098,065)         12,399,138
   Less accumulated depreciation            7,684,772         (2,751,393)          4,933,379
                                          -----------        -----------         -----------
   Property and Equipment - net            11,812,431         (4,346,672)          7,465,759
                                          -----------        -----------         -----------

TOTAL ASSETS                              $12,714,582        $(4,394,959)        $ 8,319,623
                                          ===========        ===========         ===========

LIABILITIES AND PARTNERS' EQUITY:
---------------------------------

LIABILITIES:
   Accounts payable and accrued
        liabilities                       $   170,641        $   (34,373)        $   136,268
   Security Deposit                           107,608            (29,035)             78,573
   Mortgage notes payable                  10,723,977         (4,228,337)          6,495,640
                                          -----------        -----------         -----------
         Total liabilities                 11,002,226         (4,291,745)          6,710,481
                                          -----------        -----------         -----------

PARTNERS' EQUITY:
General Partners                                2,745             (1,032)              1,713
Limited Partners                            1,709,611           (102,182)          1,607,429
                                          -----------        -----------         -----------
        Total Partners' Equity              1,712,356           (103,214)          1,609,142
                                          -----------        -----------         -----------

TOTAL LIABILITIES AND
PARTNERS' EQUITY                          $12,714,582        $(4,394,959)        $ 8,319,623
                                          ===========        ===========         ===========


*The after disposition proforma represents the historical operations of the Partnership which does not include assets or liabilities relating to the disposed property.

                          GRIFFIN REAL ESTATE FUND - V
                              A LIMITED PARTNERSHIP
                       CONDENSED STATEMENTS OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 1998
                                   (unaudited)

                                                                             *After Disposition
REVENUES:                                    Actual           Adjustment          Proforma
---------                                 -----------        -----------         -----------
Rental Income                             $   888,463        $  (321,830)        $   566,633
Interest Income                                 7,141               (169)              6,972
Other Income                                   16,945             (4,424)             12,521
                                          -----------        -----------         -----------

     Total Revenues                           912,549           (326,423)            586,126
                                          -----------        -----------         -----------

OPERATING EXPENSES:
Operating Expenses                            499,387           (174,453)            324,934
Interest Expense                              230,656            (97,998)            132,658
Depreciation and amortization                 164,038            (57,224)            106,814
                                          -----------        -----------         -----------

     Total Operating Expenses                 894,081           (329,675)            564,406
                                          -----------        -----------         -----------

NET INCOME                                     18,468              3,252              21,720

NET INCOME ALLOCATED
     TO GENERAL PARTNER                           185                 32                 217
                                          -----------        -----------         -----------

NET INCOME ALLOCATED
     TO LIMITED PARTNERS                  $    18,283        $     3,220         $    21,503
                                          ===========        ===========         ===========

NET INCOME                                $       .48        $       .08         $       .56
                                          ===========        ===========         ===========


*The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.

                                   Signatures
                                   ----------

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GRIFFIN REAL ESTATE FUND V,
                                             A LIMITED PARTNERSHIP

                                             BY:      GRIFFIN EQUITY PARTNERS
                                                      ITS GENERAL PARTNER


Date:    July 7, 1998                        BY:      /s/ Larry D. Fransen
                                                      --------------------------
                                                      Larry D. Fransen
                                                      General Partner